                                                                Exhibit 99(d)(2)

                                   SCHEDULE A
                            TO THE ADVISORY AGREEMENT
                          (AMENDED AS OF MAY 13, 2005)

MONEY MARKET FUNDS

                                                                                         ADVISORY FEE AS A PERCENTAGE OF
                                                                                            AVERAGE DAILY NET ASSETS
                                                                                         -------------------------------
                                                                                          PRE-FEBRUARY    POST-FEBRUARY
NAME AS OF AUGUST 19, 2004                  NEW NAME AS OF FEBRUARY 19, 2005                18, 2005        18, 2005
-----------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities      JPMorgan 100% U.S. Treasury Securities
Money Market Fund                           Money Market Fund                                  0.10          0.08
JPMorgan California Tax Free Money Market   JPMorgan California Municipal Money Market
Fund                                        Fund                                               0.10          0.08
JPMorgan Federal Money Market Fund          JPMorgan Federal Money Market Fund                 0.10          0.08
JPMorgan New York Tax Free Money Market     JPMorgan New York Municipal Market Fund
Fund                                                                                           0.10          0.08
JPMorgan Prime Money Market Fund            JPMorgan Prime Money Market Fund                   0.10          0.08
JPMorgan Tax Free Money Market Fund         JPMorgan Tax Free Money Market Fund                0.10          0.08

EQUITY FUNDS

                                                                                         ADVISORY FEE AS A PERCENTAGE OF
                                                                                            AVERAGE DAILY NET ASSETS
                                                                                         -------------------------------
                                                                                          PRE-FEBRUARY    POST-FEBRUARY
NAME AS OF AUGUST 19, 2004                  NEW NAME AS OF FEBRUARY 19, 2005                18, 2005        18, 2005
-----------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                 Growth and Income Portfolio                        0.40          0.40
JPMorgan Capital Growth Fund                JPMorgan Capital Growth Fund                       0.40          0.40
JPMorgan Disciplined Equity Fund            JPMorgan Disciplined Equity Fund                   0.25          0.25
JPMorgan Diversified Fund                   JPMorgan Diversified Fund                          0.55          0.55
JPMorgan Dynamic Small Cap Fund             JPMorgan Dynamic Small Cap Fund                    0.65          0.65
JPMorgan Fleming Asia Equity Fund           JPMorgan Asia Equity Fund                          1.00          1.00
JPMorgan Fleming Emerging Markets Equity    JPMorgan Emerging Markets Equity Fund
Fund                                                                                           1.00          1.00
JPMorgan Fleming International Equity Fund  JPMorgan International Equity Fund                 1.00          0.80
JPMorgan Fleming International Growth Fund  JPMorgan International Growth Fund                 1.00          0.80
JPMorgan Fleming International              JPMorgan International Opportunities Fund
Opportunities Fund                                                                             0.60          0.60
JPMorgan Fleming International Small Cap    JPMorgan International Small Cap Equity
Equity Fund                                 Fund                                               1.00          1.00
JPMorgan Fleming International Value Fund   JPMorgan International Value Fund                  0.60          0.60
JPMorgan Fleming Intrepid                   JPMorgan Intrepid European Fund                    0.65          0.65

                                                                                         ADVISORY FEE AS A PERCENTAGE OF
                                                                                            AVERAGE DAILY NET ASSETS
                                                                                         -------------------------------
                                                                                          PRE-FEBRUARY    POST-FEBRUARY
NAME AS OF AUGUST 19, 2004                  NEW NAME AS OF FEBRUARY 19, 2005                18, 2005        18, 2005
-----------------------------------------------------------------------------------------------------------------------
European Fund
JPMorgan Fleming Japan Fund                 JPMorgan Japan Fund                                1.00          1.00
JPMorgan Fleming Tax Aware International    JPMorgan Tax Aware International
Opportunities Fund                          Opportunities Fund                                 0.85          0.60
JPMorgan Global Healthcare Fund             JPMorgan Global Healthcare Fund                    1.25          0.85
JPMorgan Growth and Income Fund             JPMorgan Growth & Income Fund                      0.00          0.00
JPMorgan Intrepid America Fund              JPMorgan Intrepid America Fund                     0.65          0.65
JPMorgan Intrepid Growth Fund               JPMorgan Intrepid Growth Fund                      0.65          0.65
JPMorgan Intrepid Investor Fund             JPMorgan Intrepid Contrarian Fund                  0.65          0.65
JPMorgan Intrepid Value Fund                JPMorgan Intrepid Value Fund                       0.65          0.65
JPMorgan Market Neutral Fund                JPMorgan Market Neutral Fund                       1.50          1.25
JPMorgan Mid Cap Equity Fund                JPMorgan Mid Cap Equity Fund                       0.65          0.65
JPMorgan Small Cap Equity Fund              JPMorgan Small Cap Equity Fund                     0.65          0.65
JPMorgan Tax Aware Disciplined Equity Fund  JPMorgan Tax Aware Disciplined Equity Fund         0.35          0.35
JPMorgan Tax Aware Large Cap Growth Fund    JPMorgan Tax Aware Large Cap Growth Fund           0.40          0.40
JPMorgan Tax Aware Large Cap Value Fund     JPMorgan Tax Aware Large Cap Value Fund            0.40          0.40
JPMorgan Tax Aware U.S. Equity Fund         JPMorgan Tax Aware U.S. Equity Fund                0.45          0.45
JPMorgan Trust Small Cap Equity Fund        JPMorgan Small Cap Core Fund                       0.65          0.65
JPMorgan U.S. Equity Fund                   JPMorgan U.S. Equity Fund                          0.40          0.40
JPMorgan U.S. Small Company Fund            JPMorgan U.S. Small Company Fund                   0.60          0.60

                                                                                         ADVISORY FEE AS A PERCENTAGE OF
NAME                                                                                        AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------
JPMorgan Tax Aware Core Equity Fund                                                                  0.45%
JPMorgan Tax Aware Diversified Equity Fund                                                           0.35%
JPMorgan Tax Aware International Fund                                                                0.85%

FIXED INCOME FUNDS

                                                                                         ADVISORY FEE AS A PERCENTAGE OF
                                                                                            AVERAGE DAILY NET ASSETS
                                                                                         -------------------------------
                                                                                          PRE-FEBRUARY    POST-FEBRUARY
NAME AS OF AUGUST 19, 2004                  NEW NAME AS OF FEBRUARY 19, 2005                18, 2005        18, 2005
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                          JPMorgan Bond Fund                                 0.30          0.30
JPMorgan California Bond Fund               JPMorgan California Tax Free Bond Fund             0.30          0.30
JPMorgan Enhanced Income Fund               JPMorgan Enhanced Income Fund                      0.25          0.25
JPMorgan Fleming Emerging Markets Debt      JPMorgan Emerging Markets Debt Fund
Fund                                                                                           0.70          0.70

                                                                                         ADVISORY FEE AS A PERCENTAGE OF
                                                                                            AVERAGE DAILY NET ASSETS
                                                                                         -------------------------------
                                                                                          PRE-FEBRUARY    POST-FEBRUARY
NAME AS OF AUGUST 19, 2004                  NEW NAME AS OF FEBRUARY 19, 2005                18, 2005        18, 2005
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Global Strategic Income Fund       JPMorgan Global Strategic Income Fund              0.45          0.45
JPMorgan Intermediate Tax Free Income Fund  JPMorgan Intermediate Tax Free Bond Fund           0.30          0.30
JPMorgan New Jersey Tax Free Income Fund    JPMorgan New Jersey Tax Free Bond Fund             0.30          0.30
JPMorgan New York Intermediate Tax Free     JPMorgan New York Tax Free Bond Fund
Income Fund                                                                                    0.30          0.30
JPMorgan Short Term Bond Fund               JPMorgan Short Term Bond Fund                      0.25          0.25
JPMorgan Short Term Bond Fund II            JPMorgan Short Term Bond Fund II                   0.25          0.25
JPMorgan Tax Aware Enhanced Income Fund     JPMorgan Tax Aware Enhanced Income Fund            0.25          0.25
JPMorgan Tax Aware Short-Intermediate       JPMorgan Tax Aware Short-Intermediate
Income Fund                                 Income Fund                                        0.25          0.25

                                                                                         ADVISORY FEE AS A PERCENTAGE OF
NAME                                                                                        AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------
JPMorgan Tax Aware Real Return Fund                                                                  0.35%
JPMorgan Real Return Fund                                                                            0.35%

                                        JPMORGAN TRUST I


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        J.P. MORGAN INVESTMENT MANAGEMENT INC.

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------